 CERTIFICATION
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, Kurt Hawkesworth, the President and Chief Executive Officer of the City National Rochdale Funds (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended September 30, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 8, 2023

/s/ Kurt Hawkesworth
Kurt Hawkesworth
President and Chief Executive Officer

 CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, Andrew Metzger, the Treasurer (Principal Financial and Accounting Officer and Controller) of the City National Rochdale Funds (the “Fund”), with respect to the Fund’s Form N-CSR for the period ended September 30, 2023, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: December 8, 2023

/s/ Andrew Metzger
Andrew Metzger
Treasurer (Principal Financial and Accounting Officer and Controller)